Filed under Rule 497(k)

Registration No. 333-08653

SEASONS SERIES TRUST

International Equity Portfolio

(the “Portfolio”)

Supplement dated January 12, 2017, to the

Summary Prospectus dated July 29, 2016, as amended to date

On December 1, 2016, the Board of Trustees (the “Board”) of Seasons Series Trust (the “Trust”), including a majority of those trustees who are not interested persons of the Trust, as defined in the Investment Company Act of 1940, as amended, approved a new Subadvisory Agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and Schroder Investment Management North America Inc. (“Schroders”) with respect to the Portfolio. Schroders will replace Janus Capital Management, LLC (“Janus”) as a subadviser to a portion of the Portfolio. It is currently anticipated these changes will become effective on or about February 6, 2017 (the “Effective Date”).

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record on January 31, 2017, will receive a notice explaining how to access an information statement that contains additional information you should know about the new Subadvisory Agreement.

On the Effective Date, the following changes to the Prospectus will become effective:

In the section entitled “Portfolio Summary: International Equity Portfolio – Performance Information,” the second paragraph is deleted in its entirety and replaced with the following:

Effective October 17, 2014, T. Rowe Price Associates, Inc. (“T. Rowe Price”) assumed management of a portion of the Portfolio. Prior to October 17, 2014, portions of the Portfolio were managed by Lord Abbett & Co. LLC and PineBridge Investment LLC. Effective February 6, 2017, Schroder Investment Management North America Inc., along with its affiliate, Schroder Investment Management North America Ltd. (together “Schroders”), assumed management of a portion of the Portfolio. Prior to February 6, 2017, the portion of the Portfolio managed by Schroders was managed by Janus Capital Management, LLC.

The section entitled “Portfolio Summary: International Equity Portfolio – Investment Adviser,” and the table captioned “Portfolio Managers,” are deleted in their entirety and replaced with the following:

Investment Adviser

The Portfolio’s investment adviser is SAAMCo. The Portfolio is subadvised by Schroders and T. Rowe Price. The Portfolio managers are noted below.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
SAAMCo
Timothy Campion	2014	Lead Portfolio Manager
Jane Bayar	2015	Co-Portfolio Manager
Andrew Sheridan	2014	Co-Portfolio Manager

Schroders
Simon Webber, CFA	2017	Lead Portfolio Manager
James Gautrey, CFA	2017	Portfolio Manager

T. Rowe Price
Raymond A. Mills, Ph.D.	2014	Vice President and Portfolio Manager

Capitalized terms used herein but not defined have the meaning assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.